LORD ABBETT
                                                                       [GRAPHIC]
LORD ABBETT
ALL VALUE FUND

                                                                        MAY 1,
                                                                         2002


                                   PROSPECTUS

                                   CLASS Y SHARES


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Class Y shares of the Fund are neither offered to the general public nor available in all states. Please call 800-821-5129 for further information.

                               TABLE OF CONTENTS

                                                                           PAGE

                              THE FUND

            What you should know    Goal                                    2
                  about the Fund    Principal Strategy                      2
                                    Main Risks                              2
                                    Performance                             3
                                    Fees and Expenses                       4
                                    Additional Investment Information       4
                                    Management                              6


                          YOUR INVESTMENT

        Information for managing    Purchases                               7
               your Fund account    Redemptions                             8
                                    Distributions and Taxes                 9
                                    Services For Fund Investors             9


                      ADDITIONAL INFORMATION

How to learn more about the Fund    Back Cover
     and other Lord Abbett Funds

                                    THE FUND


GOAL

     The Fund's investment objective is long-term growth of capital and income without excessive fluctuations in market value.


PRINCIPAL STRATEGY

     To pursue this goal, the Fund primarily purchases equity securities of U.S. and multinational companies that we believe are undervalued in all market capitalization ranges. The Fund may invest in equity securities such as common stocks, convertible bonds, convertible preferred stocks, and warrants. Under normal circumstances, the Fund will invest at least 65% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest in mid-sized and small company securities when we believe that such investments would be appropriate for the Fund.

     In selecting investments, the Fund attempts to invest in securities selling at reasonable prices in relation to our assessment of their potential value. While there is the risk that an investment may never reach what we think is its full value, or may go down in value, our emphasis on large, seasoned company value stocks may limit the Fund's downside risk because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be less volatile than mid-sized or small company stocks. Although smaller companies may present greater risks than larger companies as outlined below, they also may present higher potential for attractive long-term returns.

     We generally sell a stock when we think it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of our expectations.


MAIN RISKS

     The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value stocks. The value of your investment will fluctuate in response to movements in the stock market in general and to the changing prospects of individual companies in which the Fund invests. Large value stocks may perform differently than the market as a whole and other types of stocks, such as mid-sized or small-company stocks and growth stocks. This is because different types of stocks tend to shift in and out of favor depending on market and economic conditions. The market may fail to recognize the intrinsic value of particular value stocks for a long time. In addition, if the Fund's assessment of a company's value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Investments in mid-sized or small-company stocks generally involve greater risks than investments in large-company stocks. Mid-sized or small companies may have less experienced management and unproven track records. They may rely on limited product lines and have limited financial resources. Mid-sized or small-company stocks tend to have fewer shares outstanding and trade less frequently than the stocks of larger companies. As a result, there may be less liquidity in mid-sized or small-company stocks, subjecting them to greater price fluctuations than larger company stocks.

     An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund is not a complete investment program and may not be appropriate for all investors. You could lose money by investing in the Fund.


[SIDENOTE]
WE OR THE FUND OR THE ALL VALUE FUND refers to Lord Abbett All Value Fund, a portfolio or series of Lord Abbett Securities Trust (the "Trust").

ABOUT THE FUND. The Fund is a professionally managed portfolio primarily holding securities purchased with the pooled money of investors. It strives to reach its stated goal; although, as with all mutual funds, it cannot guarantee results.

LARGE COMPANIES are established companies that are considered "known quantities." Large companies often have the resources to weather economic shifts, although they can be slower to innovate than smaller companies.

SEASONED COMPANIES are usually established companies whose securities have gained a reputation for quality with the investing public and enjoy liquidity in the market.

SMALL-COMPANY STOCKS are stocks of small companies which often are new and less established, with a tendency to be faster-growing but more volatile than large-company stocks.

VALUE STOCKS are stocks of companies that we believe the market undervalues according to certain financial measurements of their intrinsic worth or business prospects.


2  The Fund

                                                                  ALL VALUE FUND


PERFORMANCE

     The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns. Each assumes reinvestment of dividends and distributions. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

     The bar chart shows changes in the performance of the Fund's Class C shares from calendar year to calendar year. Performance for Class Y shares is not shown because the Class has less than one year of performance. This chart does not reflect the sales charges applicable to Class C shares. Returns for Class Y shares are expected to be somewhat higher than those of the Fund's Class C shares because Class Y shares have lower expenses.

--------------------------------------------------------------------------------
BAR CHART (PER CALENDAR YEAR) - CLASS C SHARES(1)
--------------------------------------------------------------------------------

[CHART]

95     32.3%
96     18.3%
97     26.6%
98     14.6%
99     19.6%
00      8.5%
01     -4.7%

BEST QUARTER    4th Q '98   +18.4%           WORST QUARTER    3rd Q '98   -11.3%
--------------------------------------------------------------------------------
(1) Returns are for a class not offered in this Prospectus that would have substantially similar annual returns as Class Y because the shares are invested in the same portfolio of securities. Annual returns for Class Y would differ only to the extent that the classes do not have the same expenses.


     The table below shows how the average annual total returns of the Fund's Class C shares compare to those of a broad-based securities market index and a more narrowly based index that more closely reflects the market sectors in which the Fund invests.


     The after-tax returns for Class C shares included in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS THROUGH DECEMBER 31, 2001
----------------------------------------------------------------------------------------------

 SHARE CLASS                                            1 YEAR    5 YEARS     LIFE OF FUND(1)
Class C shares
  Return Before Taxes                                   -5.61%     12.40%         13.98%
----------------------------------------------------------------------------------------------
  Return After Taxes on Distributions                   -7.34%     10.47%         12.37%
----------------------------------------------------------------------------------------------
  Return After Taxes on Distributions and
    Sale of Fund Shares                                 -1.82%      9.71%         11.32%
----------------------------------------------------------------------------------------------
S&P 500/Barra Value Index(2)                           -11.71%      9.49%         12.76%(3)
  (reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------
Russell 3000 Value Index(2)                             -4.33%     11.02%         13.51%(3)
  (reflects no deduction for fees, expenses or taxes)
----------------------------------------------------------------------------------------------

(1) The date Class C was first offered to the public is: 1/3/94.
(2) The performance of the unmanaged indices is not necessarily representative of the Fund's performance.
(3) Represents total return for the period 12/31/93 - 12/31/01, to correspond with Class C period shown.


                                                                    The Fund   3

                                                                  ALL VALUE FUND


FEES AND EXPENSES

     This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

---------------------------------------------------------------------------------------------------------------
FEE TABLE
---------------------------------------------------------------------------------------------------------------
                                                                                                     CLASS Y
SHAREHOLDER FEES (Fees paid directly from your investment)
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge on Purchases
(as a % of offering price)                                                                            none
---------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge                                                                         none
---------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (Expenses deducted from Fund assets) (as a % of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees (See "Management")                                                                    0.72%
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                                        0.32%
---------------------------------------------------------------------------------------------------------------
Total Operating Expenses                                                                              1.04%
---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EXAMPLE
--------------------------------------------------------------------------------

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example, like that in other funds' prospectuses, assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SHARE CLASS             1 YEAR       3 YEARS       5 YEARS      10 YEARS
Class Y shares           $100          $331          $574        $1,271


ADDITIONAL INVESTMENT INFORMATION
     This section describes some investment techniques used by each Fund and some of the risks associated with those techniques.

     ADJUSTING INVESTMENT EXPOSURE. The Fund will be subject to the risks associated with investments. The Fund may, but is not required to, use various strategies to change its investment exposure to adjust to changes in economic, social, political, and general market conditions, which affect security prices, interest rates, currency exchange rates, commodity prices and other factors. For example, the Fund may seek to hedge against certain market risks. These strategies may involve, with board approval, effecting transactions in derivative and similar instruments, including but not limited to options, futures, forward contracts, swap agreements, warrants, and rights. If we judge market conditions incorrectly or use a hedging strategy that does not correlate well with the Fund's investments, it could result in a loss, even if we intended to lessen risk or enhance returns. These strategies may involve a small investment of cash compared to the magnitude of the risk assumed, and could produce disproportionate gains or losses.

     DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S; however, for purposes of the Fund's investment policies, ADRs are not treated as foreign securities.


[SIDENOTE]
MANAGEMENT FEES are payable to Lord, Abbett & Co. ("Lord Abbett") for the Fund's investment management.

OTHER EXPENSES include fees paid for miscellaneous items such as shareholder service fees and professional fees.


4   The Fund

                                                                  ALL VALUE FUND


     EQUITY SECURITIES. The Fund may invest to the extent consistent with its investment policies, in equity securities. Equity securities include common stocks, preferred stocks, convertible securities, depository receipts, warrants and similar instruments. Common stocks, the most familiar type, represent an ownership interest in a company. The value of equity securities fluctuates based on changes in a company's financial condition and on market and economic conditions.

     FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into financial futures contracts and options thereon for bona fide hedging purposes or to pursue risk management strategies. These transactions involve the purchase or sale of a contract to buy or sell a specified security or other financial instrument at a specific future date and price on an exchange or in the over the counter market ("OTC"). The Fund may not purchase or sell futures contracts or options on futures contracts on a CFTC regulated exchange for non-bona fide hedging purposes if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

     LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on securities or securities indices. The Fund may use options for hedging or cross-hedging purposes, or to seek to increase total return (which is considered a speculative activity). A "call option" is a contract sold for a price giving its holder the right to buy a specific number of shares at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options with respect to securities in their portfolios in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregate permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The Fund will not purchase an option if, as a result of such purchase, more than 5% of its total assets would be invested in premiums for such options. The Fund may only sell (write) covered put options to the extent that cover for such options does not exceed 15% of its net assets. The Fund may only sell (write) covered call options having an aggregate market value of less than 25% of its total assets.

     RISKS OF OPTIONS AND FUTURES. Fund transactions, if any, in futures, options on futures and other options involve additional risk of loss. Loss may result, for example, from adverse market movements, a lack of correlation between changes in the value of these derivative instruments and the Fund's assets being hedged, the potential illiquidity of the markets for derivative instruments, the risk that the counterparty to an OTC contract will fail to perform its obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions.

     TEMPORARY DEFENSIVE INVESTMENTS. At times the Fund may take a temporary defensive position by investing some or all of its assets in short-term fixed income securities. Such securities may be used to attempt to avoid losses in response to adverse market, economic, political or other conditions, to invest uncommitted cash balances, or to maintain liquidity to meet shareholder redemptions. These securities may include: obligations of the U.S. Government and its agencies and instrumentalities, commercial paper, bank certificates of deposit, bankers' acceptances, and repurchase agreements collateralized by these


                                                                    The Fund   5

                                                                  ALL VALUE FUND

     securities. These investments could reduce the benefit from any upswing in the market and prevent a Fund from achieving its investment objective.

MANAGEMENT

     The Funds' investment adviser is Lord, Abbett & Co., which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with approximately $46 billion in more than 40 mutual fund portfolios and other advisory accounts. For more information about the services Lord Abbett provides to the Funds, see the Statement of Additional Information.

     Lord Abbett is entitled to an annual management fee based on each Fund's average daily net assets. The fee is calculated daily and payable monthly.

     For the fiscal year ended October 31, 2001, the fee paid to Lord Abbett for the Fund was as follows:


             .75 of 1% on the first $200 million of average daily net assets,

             .65 of 1% on the next $300 million, and

             .50 of 1% of the Fund's assets over $500 million.

     Based on this calculation, the management fee paid to Lord Abbett for the fiscal year ended October 31, 2001 with respect to the All Value Fund was at an annual rate of .72 of 1% of this Fund's average daily net assets.

     INVESTMENT MANAGERS. Lord Abbett uses teams of investment managers and analysts acting together to manage the Funds' investments.

     ALL VALUE FUND. The investment management team is headed by Robert G. Morris. The other senior members of the team are Robert P. Fetch, David G. Builder, Daniel H. Frascarelli, and Gerard S. E. Heffernan. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Morris is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1971. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Fetch is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1983. Mr. Builder, Equity Analyst on the Small Cap Growth Team, joined Lord Abbett in 1998 from Bear Stearns where he served as an Equity Analyst. Mr. Builder has been in the investment business since 1987. Mr. Frascarelli, Investment Manager, joined Lord Abbett in 1990. Mr. Frascarelli is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1983. Mr. Heffernan, Research Analyst on the Small Cap Value team, joined Lord Abbett in 1998 from CL Capital Management where he held served as Portfolio Manager and Equity Research Analyst. Mr. Heffernan is a holder of a Chartered Financial Analyst designation and has been in the investment business since 1988.


6   The Fund

                                YOUR INVESTMENT
PURCHASES

     CLASS Y SHARES. You may purchase Class Y shares at the net asset value ("NAV") per share next determined after we receive your purchase order submitted in proper form. No sales charges apply.

     We reserve the right to withdraw all or part of the offering made by this prospectus or to reject any purchase order. We also reserve the right to waive or change minimum investment requirements. All purchase orders are subject to our acceptance and are not binding until confirmed or accepted in writing.

     WHO MAY INVEST? Class Y shares are currently available in connection with:
     (1) purchases by or on behalf of FINANCIAL INTERMEDIARIES for clients that pay the Intermediaries fees for services that include investment advisory or management services, provided that the Financial Intermediaries or their trading agents have entered into special arrangements with the Fund and/or LORD ABBETT DISTRIBUTOR specifically for such purchases; (2) purchases by the trustee or custodian under any deferred compensation or pension or profit-sharing plan or payroll deduction IRA established for the benefit of the employees of any company with an account(s) in excess of $10 million managed by Lord Abbett or its sub-advisers on a private-advisory-account basis; (3) purchases by institutional investors, such as retirement plans, companies, foundations, trusts, endowments and other entities where the total amount of potential investable assets exceeds $50 million that were not introduced to Lord Abbett by persons associated with a broker or dealer primarily involved in the retail securities business. Additional payments may be made by Lord Abbett out of its own resources with respect to certain of these sales.

     HOW MUCH MUST YOU INVEST? You may buy our shares through any independent securities dealer having a sales agreement with Lord Abbett Distributor, our exclusive selling agent. Place your order with your investment dealer or send the money to the Fund (P.O. Box 219100, Kansas City, Missouri 64121). The minimum initial investment is $1 million except certain purchases through Financial Intermediaries that charge a fee for services that include investment advisory or management services, which have no minimum. This offering may be suspended, changed or withdrawn by Lord Abbett Distributor, which reserves the right to reject any order.

     BUYING SHARES THROUGH YOUR DEALER. Orders for shares received by the Fund prior to the close of the NYSE, or received by dealers prior to such close and received by Lord Abbett Distributor prior to the close of its business day, will be confirmed at the NAV effective at such NYSE close. Orders received by dealers after the NYSE closes and received by Lord Abbett Distributor in proper form prior to the close of its next business day are executed at the NAV effective as of the close of the NYSE on that next business day. The dealer is responsible for the timely transmission of orders to Lord Abbett Distributor. A business day is a day on which the NYSE is open for trading.

     BUYING SHARES BY WIRE. To open an account, call 800-821-5129 Ext. 34028, Institutional Trade Dept., to set up your account and to arrange a wire transaction. Wire to: UMB, N.A., Kansas City, Routing number - 101000695, bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your new account number and your name. To add to an existing account, wire to: UMB, N.A., Kansas City, Routing number - 101000695,

[SIDENOTE]
NAV per share for the Fund is, under normal circumstances, calculated each business day at the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time. Purchases and sales of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In calculating NAV, securities for which market quotations are available are valued at those quotations. Securities for which such quotations are not available are valued at fair value under procedures approved by the Fund's Board.

FINANCIAL INTERMEDIARIES include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

LORD ABBETT DISTRIBUTOR LLC ("Lord Abbett Distributor") acts as agent for the Fund to work with investment professionals that buy and/or sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors.


                                                              Your Investment  7
bank account number: 987800033-3, FBO: (account name) and (your Lord Abbett account number). Specify the complete name of the Fund, note Class Y shares and include your account number and your name.


REDEMPTIONS

     Redemptions of Fund shares are executed at the NAV next determined after the Fund receives your order in proper form. In the case of redemptions involving Retirement and Benefit Plans, you may be required to provide the Fund with one or more completed forms before your order will be executed. For more information, please call 800-821-5129.

     BY BROKER. Call your investment professional for instructions on how to redeem your shares.

     BY TELEPHONE. To obtain the proceeds of a redemption of $50,000 or less from your account, you or your representative should call the Fund at 800-821-5129.

     BY MAIL. Submit a written redemption request indicating the name(s) in which the account is registered, the Fund's name, the class of shares, your account number, and the dollar value or number of shares you wish to redeem and include all necessary signatures.

     Normally a check will be mailed to the name(s) and address in which the account is registered (or otherwise according to your instruction) within three business days after receipt of your redemption request. Your account balance must be sufficient to cover the amount being redeemed or your redemption order will not be processed. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities laws.

     If the signer has any Legal Capacity, (i.e., the authority of an individual to act on behalf of an entity or other person(s)), the signature and capacity must be guaranteed by an ELIGIBLE GUARANTOR. Certain other legal documentation may be required. For more information regarding proper documentation, please call 800-821-5129.

     A GUARANTEED SIGNATURE is designed to protect you from fraud by verifying your signature. We require a Guaranteed Signature by an Eligible Guarantor on requests for:

     - a redemption check for which you have the legal capacity to sign on behalf of another person or entity (i.e. on behalf of an estate or on behalf of a corporation),

     - a redemption check payable to anyone other than the shareholder(s) of record,

     - a redemption check to be mailed to an address other than the address of record,

     - a redemption check payable to a bank other than the bank we have on file, or

     - a redemption for $50,000 or more.

     BY WIRE. In order to receive funds by wire, our servicing agent must have the wiring instructions on file. To verify that this feature is in place, call 800-821-5129 Ext. 34028, Institutional Trading Dept. (minimum wire:
     $1,000). Your wire redemption request must be received by the Fund before the close of the NYSE for money to be wired on the next business day.


[SIDENOTE]
TELEPHONE TRANSACTIONS. You have this privilege unless you refuse it in writing. For your security, telephone transaction requests are recorded. We will take measures to verify the identity of the caller, such as asking for your name, account number, social security or taxpayer identification number and other relevant information. The Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Transactions by telephone may be difficult to implement in times of drastic economic or market change.

ELIGIBLE GUARANTOR is any broker or bank that is usually a member of the medallion stamp program. Most major securities firms and banks are members of this program. A NOTARY PUBLIC IS NOT AN ELIGIBLE GUARANTOR.

GUARANTEED SIGNATURE. An acceptable form of guarantee would be as follows:

-    IN THE CASE OF AN ESTATE -

     ROBERT A. DOE
     EXECUTOR OF THE ESTATE OF
     JOHN W. DOE

     [Date]

[GRAPHIC]

-    IN THE CASE OF A CORPORATION -

     ABC CORPORATION
     MARY B. DOE
     BY MARY B. DOE, PRESIDENT

     [DATE]

[GRAPHIC]



8   Your Investment

DISTRIBUTIONS AND TAXES

     The Fund expects to pay you dividends from its net investment income semi-annually and to distribute its net capital gains (if any) as "capital gains distributions" annually.

     Distributions will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. For distributions payable on accounts other than those held in the name of your dealer, if you instruct the Fund to pay your distributions in cash, and the Post Office is unable to deliver one or more of your checks or one or more of your checks remains uncashed for a certain period, the Fund reserves the right to reinvest your checks in your account at the NAV on the day of the reinvestment following such period. In addition, the Fund reserves the right to reinvest all subsequent distributions in additional Fund shares in your account. No interest will accrue on checks while they remain uncashed before they are reinvested or on amounts represented by uncashed redemption checks. There are no sales charges on such reinvestments.

     The Fund's distributions are taxable to you in the year they are considered received for tax purposes. Distributions of investment income and short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains. This tax treatment of distributions applies regardless of how long you have owned Fund shares or whether distributions are reinvested or paid in cash.

     Except in tax-advantaged accounts, any sale, redemption, or exchange of Fund shares may be taxable to you.

     If you buy shares when the Fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

     Certain tax reporting information concerning Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be mailed to shareholders each year. Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of such distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.


SERVICES FOR FUND INVESTORS

     We offer the following shareholder services:

     TELEPHONE EXCHANGE PRIVILEGE. Class Y shares may be exchanged without a service charge for Class Y shares of any ELIGIBLE FUND among the Lord Abbett-sponsored funds.

     ACCOUNT STATEMENTS. Every Lord Abbett investor automatically receives quarterly account statements.

     HOUSEHOLDING. Shareholders with the same last name and address will receive a single copy of the prospectus and an annual and semi-annual report, unless additional reports are specifically requested in writing to the Fund.

     ACCOUNT CHANGES. For any changes you need to make to your account, consult your investment professional or call the Fund at 800-821-5129.

     SYSTEMATIC EXCHANGE. You or your investment professional may establish a schedule of exchanges between the same classes of any Eligible Fund.


[SIDENOTE]
EXCHANGE LIMITATIONS. Exchanges should not be used to try to take advantage of short-term swings in the market. Frequent exchanges and similar trading practices can disrupt management of the Fund and raise its expenses. Accordingly, the Fund reserves the right to limit or terminate this privilege for any shareholder making frequent exchanges or abusing the privilege. The Fund also may revoke the privilege for all shareholders upon 60 days' written notice. In addition, as stated under "Purchases," the Fund reserves the right to reject any purchase order, including purchase orders from shareholders whose trading has been or may be disruptive to the Fund.



ELIGIBLE FUND. An "Eligible Fund" is any Lord Abbett-sponsored fund offering Class Y shares.


                                                             Your Investment   9

ADDITIONAL INFORMATION


       More information on the Fund is or will be available free upon request, including the following:

       ANNUAL/SEMI-ANNUAL REPORT
       Describes the Fund, lists portfolio holdings, contains a letter from the Fund's manager discussing recent market conditions and the Fund's investment strategies and contains additional performance information.

       STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       Provides more details about the Fund and its policies. A current SAI is on file with the Securities and Exchange Commission ("SEC") and is incorporated by reference (is legally considered part of this prospectus).







       Lord Abbett Securities Trust-
          Lord Abbett All Value Fund                             laav-y-1 (5/02)


       SEC FILE NUMBERS: 811-7358



       [SIDENOTE]
       TO OBTAIN INFORMATION:

       BY TELEPHONE.  Call the Fund at: 888-522-2388

       BY MAIL.  Write to the Fund at:
       The Lord Abbett Family of Funds
       90 Hudson Street
       Jersey City, NJ 07302-3973

       VIA THE INTERNET.
       LORD, ABBETT & CO.
       www.LordAbbett.com

       Text only versions of Fund
       documents can be viewed online
       or downloaded directly from the
       SEC: www.sec.gov

       You can also obtain copies by
       visiting the SEC's Public Reference
       Room in Washington, DC (phone
       202-942-8090) or by sending your
       request and a duplicating fee to
       the SEC's Public Reference Section,
       Washington, DC 20549-6009 or by
       sending your request electronically
       to publicinfo@sec.gov.


              LORD ABBETT [GRAPHIC]

Lord Abbett Mutual Fund shares are distributed by:
           LORD ABBETT DISTRIBUTOR LLC
  90 Hudson Street - Jersey City, NJ 07302-3973

LORD ABBETT

STATEMENT OF ADDITIONAL INFORMATION                                  MAY 1, 2002

                          LORD ABBETT SECURITIES TRUST
                           LORD ABBETT ALL VALUE FUND
                                 CLASS Y SHARES


This Statement of Additional Information is not a Prospectus. A Prospectus may be obtained from your securities dealer or from Lord Abbett Distributor LLC ("Lord Abbett Distributor") at 90 Hudson Street, Jersey City, NJ 07302-3973. This Statement of Additional Information relates to, and should be read in conjunction with the Prospectus for the Class Y shares of the Lord Abbett Securities Trust - Lord Abbett All Value Fund ("All Value Fund" or the "Fund") dated May 1, 2002.

Shareholder inquiries should be made by directly contacting the Fund or by calling 800-821-5129. The Annual Report to Shareholders is available without charge, upon request by calling that number. In addition, you can make inquiries through your dealer.

          TABLE OF CONTENTS                                        PAGE

          1.    Fund History                                       2
          2.    Investment Policies                                2
          3.    Management of the Fund                             9
          4     Control Persons and Principal Holders
                   of Securities                                   16
          5.    Investment Advisory and Other Services             16
          6.    Brokerage Allocations and Other Practices          17
          7.    Capital Stock and Other Securities                 18
          8.    Purchases, Redemptions and Pricing                 19
          9.    Taxation of the Fund                               20
          10.   Underwriter                                        22
          11.   Performance                                        22
          12.   Financial Statements                               23

                                       1.
                                  FUND HISTORY

Lord Abbett Securities Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"). The Trust was organized as a Delaware business trust on February 26, 1993 with an unlimited amount of shares of beneficial interest authorized. The Trust has six funds or series, but only shares of Class Y of the All Value Fund are described in this Statement of Additional Information.


                                       2.
                               INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS. The Fund is subject to the following fundamental investment restrictions that cannot be changed without approval of a majority of the Fund's outstanding shares.

The Fund may not:

     (1) borrow money, except that (i) it may borrow from banks (as defined in the Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (iv) it may purchase securities on margin to the extent permitted by applicable law;

     (2) pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund's investment policies as permitted by applicable law);

     (3) engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

     (4) make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

     (5) buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

     (6) with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

     (7) invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

     (8) issue senior securities to the extent such issuance would violate applicable law.

Compliance with the investment restrictions in this Section will be determined at the time of purchase or sale of the security.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS. In addition to policies in the Prospectus and the investment restrictions above that cannot be changed without shareholder approval, the Fund is also subject to the following non-fundamental investment policies that may be changed by the Board of Trustees without shareholder approval.

The Fund may not:


     (1) make short sales of securities or maintain a short position except to the extent permitted by applicable law;

     (2) invest knowingly more than 15% of its net assets (at the time of investment) in illiquid securities;

     (3) invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law (All Value Fund may not, however, rely on Sections 12(d)(1)(F) and 12(d)(1)(G) of the
          Act);

     (4) invest in securities of issuers which, with their predecessors, have a record of less than three years' continuous operation, if more than 5% of the Fund's total assets would be invested in such securities (this restriction shall not apply to mortgaged-backed securities, asset-backed securities or obligations issued or guaranteed by the U.
          S. Government, its agencies or instrumentalities);

     (5) hold securities of any issuer if more than 1/2 of 1% of the securities of such issuer are owned beneficially by one or more of the officers or directors/trustees of the Fund or by one or more of its partners or members or underwriter or investment adviser if these owners in the aggregate own beneficially more than 5% of the securities of such issuer;

     (6) invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of the Fund's total assets (included within such limitation, but not to exceed 2% of the Fund's total assets, are warrants which are not listed on the New York or American Stock Exchange or a major foreign exchange);

     (7) invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities;

     (8) write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectuses and statements of additional information, as they may be amended from time to time; or

     (9) buy from or sell to any of the Fund's officers, directors, employees, or its investment adviser or any of the Fund's officers, directors, trustees, partners or employees, any securities other than its shares.


PORTFOLIO TURNOVER RATE. For the fiscal years ended October 31, 2001 and 2000, the portfolio turnover rate was 103.11% and 65.06%, respectively.


ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS AND TECHNIQUES. The following section provides further information on certain types of investments and investment techniques that may be used by the Fund, including their associated risks.

BORROWING MONEY. The Fund may borrow money for certain purposes as described above under "Fundamental Investment Restrictions". If a Fund borrows money and experiences a decline in its net asset value, the borrowing could increase its losses.

CLOSED-END INVESTMENT COMPANIES. The Fund may invest in shares of closed-end investment companies in the primary or secondary market, if the transaction fee or commission is no greater than the customary broker's fee or commission.

CONVERTIBLE SECURITIES. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. They generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security approached or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus, may not decline in price to the same extent as the underlying common stock. The markets for convertible securities may be less liquid than markets for common stocks or bonds.

DEPOSITORY RECEIPTS. The Fund may invest in sponsored and unsponsored American Depository Receipts ("ADRs") and similar depository receipts. ADRs, typically issued by a financial institution (a "depository"), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depository. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., however, for purposes of the Fund's investment policies, ADRs are not treated as foreign securities.

FOREIGN SECURITIES. The Fund may invest up to 10% of its net assets in foreign securities which are primarily traded outside the United States. Foreign securities may involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

     - Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

     - Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

     - Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

     - Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

     - There is generally less government regulation of foreign markets, companies and securities dealers than in the U.S.

     - Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

     - Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund's portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

     - With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Although the Fund has no current intention of doing so, the Fund may, with Board authorization, engage in futures and options of futures transactions in accordance with its investment objective and policies.

Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called "initial margin." Subsequent payments, called "variation margin," are made on a daily basis as the market price of the futures contract or option fluctuates.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts, for bona fide hedging purposes, including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates, or in order to pursue risk management strategies, including gaining efficient exposure to markets and minimizing transaction costs. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Fund may not purchase or sell futures contracts, options on futures contracts or options on currencies traded on a CFTC-regulated exchange if the aggregated initial margin and premiums required to establish such positions would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on any such contracts it has entered into.

Futures contracts and options on futures contracts present substantial risks, including the following:

     - While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

     - Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund may thus be exposed to additional risk of loss.

     - The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

     - Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund's net asset value.

     - As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

     - Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

     - The counterparty to an OTC contract may fail to perform its obligations under the contract.

STOCK INDEX FUTURES CONTRACTS. The Fund may, with Board authorization, seek to reduce the volatility in its portfolio through the use of stock index futures contracts. A stock index futures contract is an agreement pursuant to which two parties agree, one to receive and the other to pay, on a specified date an amount of cash equal to a specified dollar amount -- established by an exchange or board of trade -- times the difference between the value of the index at the close of the last trading day of the contract and the price at which the futures contract is originally written. The purchaser pays no consideration at the time the contract is entered into; the purchaser only pays the good faith deposit described below.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund's portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market.

Stock Index Futures Contracts are subject to the same risks as other futures contracts discussed above under "Futures Contracts and Options on Futures Contracts." To date, we have not entered into any futures contracts and have no present intent to do so.

ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

     -    Domestic and foreign securities that are not readily marketable.

     - Repurchase agreements and time deposits with a notice or demand period of more than seven days.

     - Certain restricted securities, unless the Board determines, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A Securities") and is liquid.

144A Securities may be resold to a qualified institutional buyer without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund's portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

INVESTMENT COMPANIES. The Fund may invest in securities of other investment companies subject to limitations prescribed by the Act. These limitations include a prohibition on any Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund's total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. The Fund indirectly will bear their proportionate share of any management fees and other expenses paid by the investment companies in which they invest. Such investment companies will generally be money market funds or have investment objectives, policies and restrictions substantially similar to those of the investing Fund and will be subject to substantially the same risks.

The Fund may, consistent with their investment policies, invest in investment companies established to accumulate and hold a portfolio of securities that is intended to track the price performance and dividend yield of a well-known securities index. The Fund may use such investment company securities for several reasons, including, but not limited to, facilitating the handling of cash flows or trading, or reducing transaction costs. The price movement of the securities of such an investment company may not perfectly parallel the price movement of the underlying index.

SECURITIES LENDING. The Fund may lend portfolio securities to registered broker-dealers. These loans, if and when made, may not exceed 30% of the Fund's total assets. Securities loans will be collateralized by cash or marketable securities issued or guaranteed by the U.S. government or its agencies ("U.S. Government securities") or other permissible means at least equal to the market value of the loaned securities. The Fund may pay a part of the interest received with respect to the investment of collateral to a borrower and/or a third party that is not affiliated with the Fund and is acting as a "placing broker." No fee will be paid to affiliated persons of the Fund.

By lending portfolio securities, the Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in permissible investments, such as U.S. Government securities, or obtaining yield in the form of interest paid by the borrower when U.S. Government securities or other forms of non-cash collateral are received. Lending portfolio securities could result in a loss or delay in recovering the Fund's securities if the borrower defaults.

LISTED OPTIONS ON SECURITIES. The Fund may purchase and write national securities exchange-listed put and call options on equity securities. A "call option" is a contract sold for a price giving its holder the right to buy a specific amount of securities at a specific price prior to a specified date. A "covered call option" is a call option issued on securities already owned by the writer of the call option for delivery to the holder upon the exercise of the option. The Fund may write covered call options that are traded on a national securities exchange with respect to securities in their portfolios in an attempt to increase its income and to provide greater flexibility in the disposition of portfolio securities. During the period of the option, the Fund forgoes the opportunity to profit from any increase in the market price of the underlying security above the exercise price of the option (to the extent that the increase exceeds its net premium). The Fund may also enter into "closing purchase transactions" in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it might otherwise have sold to protect against depreciation. The Fund does not intend to write covered call options with respect to securities with an aggregate market value of more than 5% of its gross assets at the time an option is written.

A "put option" gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying securities at the exercise price at any time during the option period. A put option sold by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. Writing listed put options may be a useful portfolio investment strategy when the Fund has cash or other reserves available for investment as a result of sales of Fund shares or when the investment manager believes a more defensive and less fully invested position is desirable in light of market conditions. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its total assets would be invested in premiums for such options. The Fund may write covered put options to the extent that cover for such options does not exceed 15% of the Fund's assets and the covered call options have an aggregate market value of less than 25% of the Fund's net assets.

The purchase and writing of options is a highly specialized activity that involves special investment risks. The Fund may use options for hedging or cross hedging purposes or to seek to increase total return (which is considered a speculative activity). If the investment manager is incorrect in its expectation of changes in market prices or determination of the correlation between the securities on which options are based and the Fund's portfolio securities, the Fund may incur losses. The use of options can also increase the Fund's transaction costs.

PREFERRED STOCK, WARRANTS AND RIGHTS. The Fund may invest in preferred stock, warrants and rights. The Fund may invest in rights and warrants to purchase securities, including warrants that are not listed on the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") in an amount not to exceed 5% of the value of the Fund's gross assets. The Fund will not invest more than 5% of its assets in warrants and not more than 2% of such value in warrants not listed on the NYSE or AMEX, except when they form a unit with other securities. As a matter of operating policy, the Fund will not invest more than 5% of its net assets in rights.

Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stockholders but after bond owners and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than markets for the issuer's common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative, and may result in a total loss of the money invested.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the Fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. In this type of transaction, the securities purchased by the Fund have a total value in excess of the value of the repurchase agreement. The Fund requires at all times that the repurchase agreement be collateralized by cash or U.S. Government securities having a value equal to, or in excess of, the value of the repurchase agreement. Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Fund and are therefore subject to sale by the trustee in bankruptcy. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Fund management to present minimal credit risks. The Fund will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security-to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund receives cash equal to 100% of the price of the security sold. Engaging in reverse repurchase agreements may also involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. The Fund's reverse repurchase agreements will not exceed 20% of the Fund's net assets.

SHORT SALES. The Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short. The Fund does not intend to have more than 5% of its net assets (determined at the time of the short sale) subject to short sales.

WHEN ISSUED OR FORWARD TRANSACTIONS. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery ("settlement") to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. government securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at our custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date which could result in depreciation of value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its net asset value. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

TEMPORARY DEFENSIVE INSTRUMENTS. As described in the prospectus the Fund is authorized to invest temporarily a substantial amount, or even all, of its total assets in various short-term fixed income securities to take a defensive position. These securities include:

     - Obligations of the U.S. Government and its agencies and instrumentalities. U.S. Government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include Treasury bills, notes and bonds.

     - Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

     - Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

     - Bankers' acceptances. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

     - Repurchase agreements. As described above, repurchase agreements are arrangements involving the purchase of an obligation by a portfolio and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed-upon price.


                                       3.
                             MANAGEMENT OF THE FUND

The Trust's Board of Trustees is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Delaware. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. As discussed fully below, the Board also approves an investment adviser to the Fund, continues to monitor the cost and quality of the services provided by the investment adviser, and annually considers whether to renew the contract with the adviser.

The following Trustee is the Managing Partner of Lord, Abbett & Co. ("Lord Abbett"), and is an "interested person" as defined in the Act. Mr. Dow is also an officer, director, or trustee of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

NAME AND                               CURRENT POSITION      PRINCIPAL OCCUPATION                   OTHER
DATE OF BIRTH                          LENGTH OF SERVICE     DURING PAST FIVE YEARS                 DIRECTORSHIPS
-------------                          -----------------     ----------------------                 -------------
ROBERT S. DOW                          Trustee since 1993;   Managing Partner and Chief             N/A
90 Hudson Street                       Chairman and          Investment Officer of Lord Abbett
Jersey City, New Jersey                President since 1996  since 1996.
Date of Birth: 3/8/1945

The following outside Trustees are also directors or trustees of the fourteen
Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

NAME, ADDRESS AND                      CURRENT POSITION      PRINCIPAL OCCUPATION                  OTHER
DATE OF BIRTH                          LENGTH OF SERVICE     DURING PAST FIVE YEARS                DIRECTORSHIPS
-------------                          -----------------     ----------------------                -------------
E. THAYER BIGELOW                      Trustee since 1994    Managing General Partner, Bigelow     Currently serves as a
Bigelow Media, LLC                                           Media, LLC (since 2000); Senior       director of Crane Co. and
717 Fifth Avenue, 26th Floor                                 Adviser, Time Warner Inc. (1998 -     Huttig Building Products
New York, New York                                           2000); Acting Chief Executive         Inc.
Date of Birth: 10/22/1941                                    Officer of Courtroom Television
                                                             Network  (1997 - 1998); President
                                                             and Chief Executive Officer of Time
                                                             Warner Cable Programming, Inc.
                                                             (1991 - 1997).

WILLIAM H.T. BUSH                      Trustee since 1998    Co-founder and Chairman of the        Currently serves as
Bush-O'Donnell & Co., Inc.                                   Board of the financial advisory       director of Wellpoint
101 South Hanley Rd, Suite 1025                              firm of Bush-O'Donnell & Company      Health Network,
St. Louis, Missouri                                          (since 1986).                         Mississippi Valley
Date of Birth: 7/14/1938                                                                           Bancorp, DT Industries
                                                                                                   Inc., and Engineered
                                                                                                   Support Systems, Inc.

                                       9

ROBERT B. CALHOUN, JR.                 Trustee since 1998    Managing Director of Monitor          Currently serves as
Monitor Clipper Partners                                     Clipper Partners (since 1997) and     director of Avondale,
Two Canal Park                                               President of Clipper Asset            Inc., Avondale Mills,
Cambridge, Massachusetts                                     Management Corp., both private        Inc., IGI/Earth Color,
Date of Birth: 10/25/1942                                    equity investment funds (since        Inc., Integrated
                                                             1991).                                Graphics, Inc., and
                                                                                                   Interstate Bakeries Corp.

STEWART S. DIXON                       Trustee since 1993    Partner in the law firm of Wildman,   N/A
Wildman, Harrold, Allen & Dixon                              Harrold, Allen & Dixon (since
225 W. Wacker Drive, Suite 2800                              1967).
Chicago, Illinois
Date of Birth: 11/5/1930

FRANKLIN W. HOBBS                      Trustee since 2001    Chief Executive  Officer of Houlihan  Currently serves as
Houlihan Lokey Howard & Zukin                                Lokey Howard & Zukin, an investment   director of Adolph Coors
685 Third Ave.                                               bank (January 2002 to present);       Company.
New York, New York                                           Chairman of Warburg Dillon Read
Date of Birth: 7/30/1947                                     (1999-2000); Global Head of
                                                             Corporate Finance of SBC Warburg
                                                             Dillon Read (1997-1999); Chief
                                                             Executive Officer of Dillon,  Read &
                                                             Co. (1994 - 1997).

C. ALAN MACDONALD                      Trustee since 1993    Retired - Special                     Projects  Currently serves as
415 Round Hill Road                                          Consulting (since 1992); formerly,    director of Fountainhead
Greenwich, Connecticut                                       President and CEO of Nestle Foods.    Water Company, Careside,
Date of Birth: 5/19/1933                                                                           Inc., Lincoln Snacks,
                                                                                                   J.B. Williams Co., Inc.
                                                                                                   (personal care products),
                                                                                                   and Seix Fund, Inc.*
THOMAS J. NEFF                         Trustee since 1993    Chairman of Spencer Stuart U.S., an   Currently serves as
Spencer Stuart, U.S.                                         executive search consulting firm      director of Ace, Ltd. and
277 Park Avenue                                              (since 1996); President of Spencer    Exult, Inc.
New York, New York                                           Stuart, U.S. (1979 - 1996).
Date of Birth: 10/2/1937

JAMES F. ORR, III                      Director since 2002   President and CEO of LandingPoint     Currently serves as
80 Pinckney Street                                           Capital (since 2002); Chairman and    Chairman of Rockefeller
Boston, Massachusetts                                        CEO of United Asset Management        Foundation, Director of
Date of Birth: 3/5/1943                                      Corporation (2000 to 2001);           Nashua Corp. and
                                                             Chairman and CEO of UNUM Provident
                                                             Memorial Drive Trust. Corporation
                                                             (1999 - merger); Chairman and
                                                             CEO of UNUM Corporation
                                                             (1988 -1999).

* Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett.

None of the officers listed below have received compensation from the Fund. All the officers of the Fund may also be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, New Jersey 07302.

                                   CURRENT POSITION     LENGTH OF SERVICE         PRINCIPAL OCCUPATION
NAME AND (DATE OF BIRTH)           WITH FUND            OF CURRENT POSITION       DURING PAST FIVE YEARS
------------------------           ---------            -------------------       ----------------------
Robert P. Fetch (2/18/1953)        Executive Vice       Elected in 1999           Partner and Small-Cap Value Senior
                                   President                                      Investment Manager, joined Lord Abbett in
                                                                                  1995.

Robert I. Gerber (5/29/1954)       Executive Vice       Elected in 2000           Partner and Director of Taxable Fixed Income
                                   President                                      Management, joined Lord Abbett in 1997
                                                                                  formerly Senior Portfolio Manager of Sanford
                                                                                  C. Bernstein & Co. Inc.


Ingrid C. Holm (3/21/1959)         Executive Vice       Elected in 2001           Investment Manager-Global Equity, joined
                                   President                                      Lord Abbett in 2001, formerly International
                                                                                  Portfolio Manager of Batterymarch Financial
                                                                                  Management, Inc. from 2000 to 2001, prior
                                                                                  thereto held various positions at the
                                                                                  Prudential Insurance Company of America.

W. Thomas Hudson, Jr.              Executive Vice       Elected in 1997           Partner and Investment Manager, joined Lord
(12/16/1941)                       President                                      Abbett in 1982.

Stephen J. McGruder (11/14/1943)   Executive Vice       Elected in 1999           Partner and Senior Investment Manager,
                                   President                                      joined Lord Abbett in 1995.

Robert G. Morris (11/06/1944)      Executive Vice       Elected in 1998           Partner and Director of Equity Investments,
                                   President                                      joined Lord Abbett in 1991.

Eli M. Salzmann (3/24/1964)        Executive Vice       Elected in 2000           Partner and Director of Institutional Equity
                                   President                                      Investments, joined Lord Abbett in 1997,
                                                                                  formerly a Portfolio Manager Analyst at
                                                                                  Mutual of America from 1996 to 1997,
                                                                                  prior thereto Vice President at Mitchell
                                                                                  Hutchins Asset Management.

Joan A. Binstock (3/4/1954)        Vice President       Elected in 2000           Partner and Chief Operations Officer, joined
                                                                                  Lord Abbett in 1999, prior thereto Chief
                                                                                  Operating Officer of Morgan Grenfell.

David G. Builder (1/4/1954)        Vice President       Elected in 2001           Equity Analyst, joined Lord Abbett in 1998,
                                                                                  formerly Equity Analyst at Bear Stearns.

Daniel E. Carper (1/22/1952)       Vice President       Elected in 1993           Partner, joined Lord Abbett in 1979.

                                       11

John J. DiChiaro (7/30/1957)       Vice President       Elected in 2000           Senior Strategy Coordinator-Small Cap
                                                                                  Growth, joined Lord Abbett in 2000, prior
                                                                                  thereto Vice President - Securities Group of
                                                                                  Wafra Investment Advisory Group.

Lesley-Jane Dixon (1/1/1964)       Vice President       Elected in 1999           Equity Analyst, joined Lord Abbett in 1995.

Daniel H. Frascarelli (3/11/1954)  Vice President       Elected in 2001           Investment Manager, joined Lord Abbett in
                                                                                  1990.

Michael S. Goldstein (10/29/1968)  Vice President       Elected in 2000           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1997, prior thereto Assistant
                                                                                  President of Credit Suisse Asset Management.

Gerard S. E. Heffernan, Jr.        Vice President       Elected in 1999           Research Analyst, joined Lord Abbett in
(9/7/1963)                                                                        1998, prior thereto Portfolio Manager at CL
                                                                                  Capital Management Company.

Paul A. Hilstad (12/13/1942)       Vice  President and  Elected in 1996           Partner and General Counsel, joined Lord
                                   Secretary                                      Abbett in 1995.

Lawrence H. Kaplan (1/16/1957)     Vice  President and  Elected in 1997           Partner and Deputy  General  Counsel,  joined
                                   Assistant Secretary                            Lord  Abbett  in  1997,  prior  thereto  Vice
                                                                                  President   and  Chief   Counsel  of  Salomon
                                                                                  Brothers Asset Management Inc.

Jerald Lanzotti (6/12/1967)        Vice President       Elected in 1999           Fixed Income Investment Manager, joined Lord
                                                                                  Abbett in 1996.

Gregory M. Macosko (3/4/1947)      Vice President       Elected in 1999           Senior Equity Analyst-Small Cap, joined Lord
                                                                                  Abbett in 1996, prior thereto Equity Analyst
                                                                                  and Portfolio Manager at Royce Associates.

A. Edward Oberhaus, III            Vice President       Elected in 1993           Manager of Equity Trading, joined Lord
(12/21/1959)                                                                      Abbett in 1983.

Tracie E. Richter (1/12/1968)      Vice President       Elected in 2000           Director of Operations  and Fund  Accounting,
                                                                                  joined  Lord  Abbett in 1999,  formerly  Vice
                                                                                  President  - Head of Fund  Administration  of
                                                                                  Morgan  Grenfell  from  1998 to  1999,  prior
                                                                                  thereto Vice President of Bankers Trust.

Christina T. Simmons (11/12/1957)  Vice President and   Elected in 2000           Assistant General Counsel, joined Lord
                                   Assistant Secretary                            Abbett in 1999, formerly Assistant General
                                                                                  Counsel of Prudential Investments from
                                                                                  1998 to 1999, prior thereto Counsel of
                                                                                  Drinker, Biddle & Reath LLP, a law firm.

Christopher J. Towle (10/12/1957)  Vice President       Elected in 1999           Partner and Investment Manager, joined Lord
                                                                                  Abbett in 1987.

                                       12

Francie W. Tai (6/11/1965)         Treasurer            Elected in 2000           Director of Fund Administration, joined Lord
                                                                                  Abbett in 2000, formerly Manager of Goldman
                                                                                  Sachs from 1997 to 2000, prior thereto
                                                                                  Assistant Vice President of Bankers Trust.

COMMITTEES
The standing committees of the Board of Trustees are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.

The Audit Committee is composed wholly of Trustees who are not "interested persons" of the Fund. The members of the Audit Committee are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. The Audit Committee meets quarterly and during the past fiscal year met four times.

The Proxy Committee is composed of at least two Trustees who are not "interested persons" of the Fund, and also may include one or more directors who are partners or employees of Lord Abbett. The current members of the Proxy Committee are three independent Trustees: Messrs. Dixon, Hobbs, and Neff. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Fund. During the past fiscal year, the Proxy Committee met once.

The Nominating and Governance Committee is composed of all the Trustees who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members; and (ii) periodically reviewing director/trustee compensation. During the past fiscal year, the Nominating and Governance Committee met four times.

APPROVAL OF ADVISORY CONTRACT
At meetings on December 12, 2001, the Board and its outside Trustees considered whether to approve the continuation of the existing management agreement between the Fund and Lord Abbett. In addition to the materials the Trustees had reviewed throughout the course of the year, the Trustees received materials relating to the management agreement before the meeting and had the opportunity to ask questions and request further information in connection with their consideration.

INFORMATION RECEIVED BY THE OUTSIDE TRUSTEES. The materials received by the Trustees included, but were not limited to, (1) information on the investment performance of the Fund and a peer group of funds for the preceding twelve months and for other periods, (2) information on the effective management fee rates and expense ratios for funds with the same objectives and similar size,
(3) sales and redemption information for the Fund, (4) information regarding Lord Abbett's financial condition, (5) an analysis of the relative profitability of the management agreement to Lord Abbett, (6) information regarding the distribution arrangements of the Fund, (7) information regarding the personnel, information technology, and other resources devoted by Lord Abbett to managing the Fund.

In considering whether to approve the continuation of the management agreement, the Board and the outside Trustees did not identify any single factor as paramount or controlling. This summary does not discuss in detail all matters considered. Matters considered by the Board and the outside Trustees in connection with their approval of the continuation of the management agreement included, but were not limited to, the following:

INVESTMENT MANAGEMENT SERVICES GENERALLY. The Board and the outside Trustees considered the investment management services provided by Lord Abbett to the Fund, including investment research, portfolio management, and trading.

INVESTMENT PERFORMANCE AND COMPLIANCE. The Board and the outside Trustees reviewed the Fund's investment performance as well as the performance of the peer group of funds, both in terms of total return and in terms of other statistical measures for the preceding twelve months and for other periods. The Board and the outside Trustees also considered whether the Fund had operated within its investment restrictions.

LORD ABBETT'S PERSONNEL AND METHODS. The Board and the outside Trustees considered the qualifications of the personnel providing investment management services to the Fund, in light of the fund's investment objective and discipline. Among other things, they considered the size, education, and experience of Lord Abbett's investment management staff, its use of technology, and Lord Abbett's approach to recruiting, training, and retaining investment management personnel.

NATURE AND QUALITY OF OTHER SERVICES. The Board and the outside Trustees considered the nature, quality, costs, and extent of administrative and other services performed by Lord Abbett and Lord Abbett Distributor and the nature and extent of Lord Abbett supervision of third party service providers, including the Fund's transfer agent, custodian, and subcustodians.

EXPENSES. The Board and the outside Trustees considered each class' expense ratios and the expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.

PROFITABILITY. The Board and the outside Trustees considered the level of Lord Abbett's profits in managing the Fund, including a review of Lord Abbett's methodology for allocating its costs to its management of the Fund. The Board and the outside Trustees concluded that the allocation methodology had a reasonable basis and was appropriate. They considered the profits realized by Lord Abbett in connection with the operation of the Fund and whether the amount of profit is fair for the management of the Fund. They also considered the profits realized from other businesses of Lord Abbett, which may benefit from or be related to the Fund's business. The Board and the outside Trustees also considered Lord Abbett's profit margins in comparison with available industry data, both accounting for and ignoring marketing and distribution expenses, and how those profit margins could affect Lord Abbett's ability to recruit and retain investment personnel.

ECONOMIES OF SCALE. The Board and the outside Trustees considered whether there have been any economies of scale in managing the Fund, whether the Fund has appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale.

OTHER BENEFITS TO LORD ABBETT. The Board and the outside Trustees considered the character and amount of fees paid by the Fund and the Fund's shareholders to Lord Abbett and Lord Abbett Distributor for services other than investment management, the allocation of Fund brokerage, and the receipt of research by Lord Abbett in return for fund brokerage. The Board and the outside Trustees also considered the revenues and profitability of Lord Abbett's investment advisory business apart from its mutual fund business, and the intangible benefits enjoyed by Lord Abbett by virtue of its relationship with the Fund.

ALTERNATIVE ARRANGEMENTS. The Board and the outside Trustees considered whether, instead of approving continuation of the management agreement, employing one or more alternative arrangements might be in the best interests of the Fund, such as continuing to employ Lord Abbett, but on different terms.

After considering all of the relevant factors, the Board and the outside Trustees unanimously voted to approve continuation of the existing management agreement.

COMPENSATION DISCLOSURE
The following table summarizes the compensation for each of the Directors/Trustees for the Fund and for all Lord Abbett-sponsored funds.

The second column of the following table sets forth the compensation accrued by the Fund for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee, but does not include amounts accrued under the third column. No director/trustee of the funds associated with Lord Abbett and no officer of the fund received any compensation from the fund for acting as a director/trustee or officer.

(1)                                 (2)                                (3)
                                                                       For Year Ended
                                    FOR FISCAL YEAR ENDED              DECEMBER 31, 2001
                                    OCTOBER 31, 2001                   TOTAL COMPENSATION
                                    AGGREGATE COMPENSATION             PAID BY THE TRUST AND
                                    ACCRUED BY                         THIRTEEN OTHER LORD
NAME OF TRUSTEE                     THE FUND(1)                        ABBETT-SPONSORED FUNDS(2)
---------------                     -----------------                  -------------------------
E. Thayer Bigelow                   $2,803                             $86,000
William H.T. Bush                   $2,850                             $87,400
Robert B. Calhoun, Jr.              $2,811                             $86,000
Stewart S. Dixon                    $2,826                             $86,200
Franklin W. Hobbs                   $1,424                             $85,000
C. Alan MacDonald                   $2,803                             $86,000
Thomas J. Neff                      $2,786                             $85,000
James F. Orr III*                   None                               None

*Elected in March 2002

1. Outside directors'/trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. In addition, $25,000 of each director/trustee's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan.

2. The third column shows aggregate compensation, including directors'/trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees directors/trustees have chosen to defer.

The following chart provides certain information on the dollar range of equity securities beneficially owned by each Trustee in the Fund and other Lord Abbett-sponsored Fund as of December 31, 2001. The amounts shown include deferred compensation to the Trustees deemed invested in Fund shares. The amount ultimately received by the Trustees under the deferred compensation plan will be directly linked to the investment performance of the Funds.

                                   DOLLAR RANGE OF EQUITY         AGGREGATED DOLLAR RANGE OF
                                      SECURITIES IN THE              EQUITY SECURITIES IN
  NAME OF TRUSTEE                      ALL VALUE FUND            LORD ABBETT SPONSORED FUNDS
  ---------------                      --------------            ---------------------------
  Robert S. Dow                             None                        Over $100,000
  E. Thayer Bigelow                      $1-$10,000                     Over $100,000
  William H. T. Bush                     $1-$10,000                    $50,001-$100,000
  Robert B. Calhoun, Jr.                 $1-$10,000                     Over $100,000
  Stewart S. Dixon                     $10,001-$50,000                  Over $100,000
  Franklin W. Hobbs                      $1-$10,000                    $50,001-$100,000
  C. Alan MacDonald                    $10,001-$50,000                  Over $100,000
  Thomas J. Neff                       $10,001-$50,000                  Over $100,000
  James F. Orr III *                        None                              None
  *Elected in March 2002

CODE OF ETHICS
The directors, trustees and officers of Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Trust's Code of Ethics (the "Code") which complies, in substance, with each of the recommendations of the Investment Company Institute's Advisory Group on Personal Investing. Among other things, the Code requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from investing in a security 7 days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, prohibiting profiting on trades of the same security within 60 days and trading on material and non-public information. The Code imposes certain similar requirements and restrictions on the independent directors and trustees of each Lord Abbett-sponsored fund to the extent contemplated by the recommendations of such Advisory Group.


                                       4.
               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

It is anticipated that when Class Y shares of the Fund commences operations Lord Abbett will own approximately 100% of the Fund's outstanding shares. It is also anticipated that over time this percentage of ownership will decrease. As of the date hereof there were no record holders of 5% or more of the outstanding shares of Class Y of the Fund.


                                       5.
                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER
As described under "Management" in the Prospectus, Lord Abbett is the Fund's investment manager. Of the general partners of Lord Abbett, the following are officers and/or trustees of the Trust: Joan A. Binstock, Daniel E. Carper, Robert S. Dow, Robert P. Fetch, Robert I. Gerber, Lawrence H. Kaplan, Paul A. Hilstad, W. Thomas Hudson, Stephen J. McGruder, Robert G. Morris, Eli M. Salzmann, and Christopher J. Towle. The other general partners are: Zane E. Brown, John E. Erad, Daria L. Foster, Michael A. Grant, Robert J. Noelke, R. Mark Pennington, Douglas B. Sieg, Edward von der Linde, and Marion Zapolin. The address of each partner is 90 Hudson Street, Jersey City, New Jersey 07302-3973.

Under the Management Agreement between Lord Abbett and the Trust, the Fund is obligated to pay Lord Abbett a monthly fee, based on average daily net assets for each month. These fees are allocated among the separate classes based on the Fund's average daily net assets. The fee is calculated at the following annual rates:

             .75 of 1% on the first $200 million of average daily net assets, .65 of 1% on the next $300 million, and .50 of 1% of the Fund's assets over $500 million.

For the fiscal years ended October 31, 2001 and 2000, such fees amounted to $2,112,158 and $1,792,139, respectively.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, outside trustees' fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of preparing, printing and mailing stock certificates and shareholder reports, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses to existing shareholders, insurance premiums, brokerage and other expenses connected with executing portfolio transactions.

Although not obligated to do so, Lord Abbett may waive all or a part of its management fees and or may assume other expenses of the Fund.

PRINCIPAL UNDERWRITER
Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the principal underwriter for the Fund.

CUSTODIAN AND ACCOUNTING AGENT
State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, Missouri is the Fund's custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign sub-custodians from time to time to hold certain securities purchased by the Trust in foreign countries and to hold cash and currencies for the Trust. In accordance with the requirements of Rule 17f-5, the Board of Trustees have approved arrangements permitting the Fund's foreign assets not held by BNY or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and record keeping functions relating to portfolio transactions and calculates the Fund's net asset value.

TRANSFER AGENT
UMB, N.A., 928 Grand Blvd., Kansas City, Missouri, 64106, acts as the transfer agent and dividend disbursing agent for the Fund.

INDEPENDENT AUDITORS
Deloitte & Touche LLP, Two World Financial Center, New York, New York, 10281 are the independent auditors of the Fund and must be approved at least annually by the Board of Trustees to continue in such capacity. Deloitte & Touche LLP perform audit services for the Fund, including the examination of financial statements included in the Fund's Annual Reports to Shareholders.

                                       6.
                    BROKERAGE ALLOCATIONS AND OTHER PRACTICES

The Fund's policy is to obtain best execution on all portfolio transactions, which means that it seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions and dealer markups and markdowns and taking into account the full range and quality of the brokers' services. Consistent with obtaining best execution, the Fund generally pays, as described below, a higher commission than some brokers might charge on the same transaction. Our policy with respect to best execution governs the selection of brokers or dealers and the market in which the transaction is executed. To the extent permitted by law, a Fund, if considered advantageous, make a purchase from or sale to another Lord Abbett-sponsored fund without the intervention of any broker-dealer.

Broker-dealers are selected on the basis of their professional capability and the value and quality of their brokerage and research services. Normally, the selection is made by traders who are employees of Lord Abbett. These traders also do the trading for other accounts -- investment companies and other investment clients -- managed by Lord Abbett. They are responsible for obtaining best execution.

In transactions on stock exchanges in the United States, commissions are negotiated, whereas on many foreign stock exchanges commissions are fixed. In the case of securities traded in the foreign and domestic over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. Purchases from underwriters of newly-issued securities for inclusion in the Fund's portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked prices. We pay a commission rate that we believe is appropriate to give maximum assurance that our brokers will provide us, on a continuing basis, the highest level of brokerage services available. While we do not always seek the lowest possible commissions on particular trades, we believe that our commission rates are in line with the rates that many other institutions pay. Our traders are authorized to pay brokerage commissions in excess of those that other brokers might accept on the same transactions in recognition of the value of the services performed by the executing brokers, viewed in terms of either the particular transaction or the overall responsibilities of Lord Abbett with respect to us and the other accounts they manage. Such services include showing us trading opportunities including blocks, a willingness and ability to take positions in securities, knowledge of a particular security or market proven ability to handle a particular type of trade, confidential treatment, promptness and reliability.

Some of these brokers also provide research services, at least some of which are useful to Lord Abbett in their overall responsibilities with respect to us and the other accounts they manage. Research includes the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts and trading equipment and computer software packages, acquired from third-party suppliers, that enable Lord Abbett to access various information bases. Such services may be used by Lord Abbett in servicing all their accounts, and not all of such services will necessarily be used by Lord Abbett in connection with their management of the Fund. Conversely, such services furnished in connection with brokerage on other accounts managed by Lord Abbett may be used in connection with their management of the Fund, and not all of such services will necessarily be used by Lord Abbett in connection with their advisory services to such other accounts. We have been advised by Lord Abbett that research services received from brokers cannot be allocated to any particular account, are not a substitute for Lord Abbett's services but are supplemental to their own research effort and, when utilized, are subject to internal analysis before being incorporated by Lord Abbett into their investment process. As a practical matter, it would not be possible for Lord Abbett to generate all of the information presently provided by brokers. While receipt of research services from brokerage firms has not reduced Lord Abbett's normal research activities, the expenses of Lord Abbett could be materially increased if it attempted to generate such additional information through its own staff and purchased such equipment and software packages directly from the suppliers.

No commitments are made regarding the allocation of brokerage business to or among brokers, and trades are executed only when they are dictated by investment decisions of the Lord Abbett-sponsored funds to purchase or sell portfolio securities.

When, in the opinion of Lord Abbett, two or more broker-dealers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the Fund and/or shares of other Lord Abbett-sponsored funds, or who have provided investment research, statistical, or other related services to the Fund.

If other clients of Lord Abbett buy or sell the same security at the same time as a Lord Abbett-sponsored fund does, transactions will, to the extent practicable, be allocated among all participating accounts in proportion to the amount of each order and will be executed daily until filled so that each account shares the average price and commission cost of each day. Other clients who direct that their brokerage business be placed with specific brokers or who invest through wrap accounts introduced to Lord Abbett by certain brokers may not participate with a Lord Abbett-sponsored fund in the buying and selling of the same securities as described above. If these clients wish to buy or sell the same security as a Lord Abbett-sponsored fund does, they may have their transactions executed at times different from our transactions and thus may not receive the same price or incur the same commission cost as a Lord Abbett-sponsored fund does.

During the fiscal year ended October 31, 2001 and 2000, All Value Fund paid total brokerage commission on transactions of securities to independent broker-dealers of $1,052,316 and $448,722, respectively.

                                       7.
                       CAPITAL STOCK AND OTHER SECURITIES

CLASSES OF SHARES. The All Value Fund each offers investors five classes of shares, including Class Y. Only Class Y shares for the Fund are offered in this Statement of Additional Information. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as a fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interest of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, the Rule exempts the selection of independent public accountants, the approval of a contract with a principal underwriter and the election of trustees from the separate voting requirements.

The Trust does not hold meetings of shareholders unless one or more matters are required to be acted on by shareholders under the Act. Under the Trust's Declaration of Trust, shareholder meetings may be called at any time by certain officers of the Trust or by a majority of the trustees (i) for the purpose of taking action upon any matter requiring the vote or authority of the Fund's shareholders or upon other matters deemed to be necessary or desirable or (ii) upon the written request of the holders of at least one-quarter of the Fund's outstanding shares and entitled to vote at the meeting.

Shareholder Liability. Delaware law provides that Trust's shareholders shall be entitled to the same limitations of personal liability extended to stockholders of private for profit corporations. The courts of some states, however, may decline to apply Delaware law on this point. The Declaration of Trust contains an express disclaimer of shareholder liability for the acts, obligations, or affairs of the Trust and requires that a disclaimer be given in each contract entered into or executed by the Trust. The Declaration provides for indemnification out of the Trust's property of any shareholder or former shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which Delaware law does not apply, no contractual limitation of liability was in effect and the portfolio is unable to meet its obligations. Lord Abbett believes that, in view of the above, the risk of personal liability to shareholders is extremely remote.

Under the Declaration of Trust, the Trustees may, without shareholder vote, cause the Trust to merge or consolidate into, or sell and convey all or substantially all of, the assets of the Trust to one or more trusts, partnerships or corporations, so long as the surviving entity is an open-end management investment company that will succeed to or assume the Trust's registration statement. In addition, the Trustees may, without shareholder vote, cause the Trust to be incorporated under Delaware law.

Derivative actions on behalf of the Trust may be brought only by shareholders owning not less than 50% of the then outstanding shares of the Trust.


                                       8.
                             PURCHASES, REDEMPTIONS
                                   AND PRICING

Information concerning how we value our shares for the purchase and redemption of our shares is contained in the Prospectus under "Purchases" and "Redemptions," respectively.

Under normal circumstance, we calculate the Fund's net asset value as of the close of the NYSE on each day that the NYSE is open for trading by dividing our total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and the following holidays -- New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

The Fund values its portfolio securities at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange or on the NASDAQ National Market System are valued at the last sales price, or, if there is no sale on that day, at the mean between the last bid and asked prices, or, in the case of bonds, in the over-the-counter market if, in the judgment of the Fund's officers, that market more accurately reflects the market value of the bonds. Over-the-counter securities, not traded on the NASDAQ National Market System, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board of Trustees.

All assets and liabilities expressed in foreign currencies will be converted into United States dollars at the mean between the buying and selling rates of such currencies against United States dollars last quoted by any major bank chosen by the investment manager. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Board of Trustees. The Board of Trustees will monitor, on an ongoing basis, the Fund's method of valuation.

The net asset value per share for the Class Y shares will be determined by taking the net assets and dividing by the number of Class Y shares outstanding. Our Class Y shares will be offered at net asset value.

CLASS Y SHARE EXCHANGES. The Prospectus briefly describes the Telephone Exchange Privilege. You may exchange some or all of your Class Y shares for Class Y shares of any Lord Abbett-sponsored funds currently offering Class Y shares to the public. You should read the prospectus of the other fund before exchanging. In establishing a new account by exchange, shares of the fund being exchanged must have a value equal to at least the minimum initial investment required for the other fund into which the exchange is made.

REDEMPTIONS. A redemption order is in proper form when it contains all of the information and documentation required by the order form or supplementally by Lord Abbett Distributor or the Fund to carry out the order. The signature(s) and any legal capacity of the signer(s) must be guaranteed by an eligible guarantor. See the Prospectus for expedited redemption procedures.

The right to redeem and receive payment, as described in the Prospectus, may be suspended if the NYSE is closed (except for weekends or customary holidays), trading on the NYSE is restricted or the Securities and Exchange Commission deems an emergency to exist.

Our Board of Trustees may authorize redemption of all of the shares in any account in which there are fewer than 25 shares. Before authorizing such redemption, the Board must determine that it is in our economic best interest or necessary to reduce disproportionately burdensome expenses in servicing shareholder accounts. At least 6 months' prior written notice will be given before any such redemption, during which time shareholders may avoid redemption by bringing their accounts up to the minimum set by the Board.

PURCHASES THROUGH FINANCIAL INTERMEDIARIES. A Financial Intermediary may charge transaction fees on the purchase and/or sale of Fund shares. The Fund and/or Lord Abbett Distributor has authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's or Lord Abbett Distributor's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent's authorized designee, receives the order.

REDEMPTIONS IN KIND. Under circumstances in which it is deemed detrimental to the best interests of the Fund's shareholders to make redemption payments wholly in cash, the Fund may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund's net assets by a distribution in kin of readily marketable securities in lieu of cash. The Fund presently has no intention to make redemptions in kind under normal circumstances, unless specifically requested by a shareholder.

                                       9.
                              TAXATION OF THE FUND

The Fund intends to elect and to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986 (the "Code"). If it so qualifies, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed to the Fund at regular corporate rates. Assuming the Fund does qualify as a regulated investment company, it will be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax.

The Fund intends to declare and pay as dividends each year substantially all of its net investment income. Dividends paid by the Fund from its ordinary income or net realized short-term capital gains are taxable to you as ordinary income. Dividends paid by the Fund from its net realized long-term capital gains are taxable to you as long-term capital gains, regardless of the length of time you have owned Fund shares. All dividends are taxable to you regardless of whether they are received in cash or reinvested in Fund shares.

Dividends paid by the Fund to corporate shareholders will qualify for the dividends received deduction to the extent they are derived from dividends paid to the Fund by domestic corporations. If you are a corporation, you must have held your Fund shares for more than 45 days to qualify for the dividends received deduction. The dividends received deduction may be limited if you incur indebtedness to acquire Fund shares.

Distributions paid by the Fund that do not constitute dividends because they exceed the Fund's current and accumulated earnings and profits will be treated as a return of capital and reduce the tax basis of your Fund shares. To the extent that such distributions exceed the tax basis of your Fund shares, the excess amounts will be treated as gains from the sale of the shares.

Ordinarily, you are required to take distributions by the Fund into account in the year in which they are made. A distribution declared in October, November, or December of any year and payable to shareholders of record on a specified date in those months, however, is deemed paid by the Fund and received by you on December 31 of that calendar year if the distribution is paid by the Fund in January of the following year. The Fund will send you annual information concerning the tax treatment of dividends and other distributions paid to you by the Fund.

Upon your sale, exchange, or redemption of Fund shares, you will recognize short- or long-term capital gain or loss, depending upon whether your holding period of the Fund shares exceeds one year. However, if your holding period in your Fund shares is six months or less, any capital loss realized from a sale, exchange, or redemption of such shares must be treated as long-term capital loss to the extent of dividends classified as "capital gain dividends" received with respect to such shares. Losses on the sale of Fund shares are not deductible if, within a period beginning 30 days before the date of the sale and ending 30 days after the date of the sale, you acquire shares that are substantially identical.

The maximum tax rates applicable to net capital gains recognized by individuals and other non-corporate taxpayers are currently (i) the same as ordinary income tax rates for capital assets held for one year or less and (ii) 20% for capital assets held for more than one year. Capital gains or losses recognized by corporate shareholders are subject to tax at the ordinary income tax rates applicable to corporations.

Certain investment practices that the Fund may utilize, such as investing in futures, foreign currency, or foreign entities classified as "passive foreign investment companies" for U.S. tax purposes, may affect the character and timing of the recognition of gains and losses by the Fund. Such transactions may in turn affect the amount and character of Fund distributions to you.

The Fund may in some cases be subject to foreign withholding taxes, which would reduce the yield on its investments. It is generally expected that you will not be entitled to claim a federal income tax credit or deduction for foreign income taxes paid by the Fund.

You may be subject to a 30% withholding tax on reportable dividends, capital gain distributions, and redemption payments ("backup withholding"). The withholding tax is reduced to 29% for dividends, distributions, and payments that are received for tax purposes after December 31, 2003. Generally, you will be subject to backup withholding if the Fund does not have your certified taxpayer identification number on file, or, to the Fund's knowledge, you have furnished an incorrect number. When establishing an account, you must certify under penalties of perjury that your taxpayer identification number is correct and that you are not otherwise subject to backup withholding.

The tax rules of the various states of the United States and their local jurisdictions with respect to distributions from the Fund can differ from the U.S. federal income tax rules described above. Many states allow you to exclude from your state taxable income the percentage of dividends derived from certain federal obligations, including interest on some federal agency obligations. Certain states, however, may require that a specific percentage of the Fund's income be derived from federal obligations before such dividends may be excluded from state taxable income. The Fund may invest some or all of its assets in such federal obligations. The Fund intends to provide to you on an annual basis information to permit you to determine whether Fund dividends derived from interest on federal obligations may be excluded from state taxable income.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares.

The foregoing discussion addresses only the U.S. federal income tax consequences applicable to U.S. persons (generally, U.S. citizens or residents (including certain former citizens and former long-term residents), domestic corporations or domestic entities taxed as corporations for U.S. tax purposes, estates the income of which is subject to U.S. federal income taxation regardless of its source, and trusts if a court within the United States is able to exercise primary supervision over their administration and at least one U.S. person has the authority to control all substantial decisions of the trusts). The treatment of the owner of an interest in an entity that is a pass-through entity for U.S. tax purposes (e.g., partnerships and disregarded entities) and that owns Fund shares will generally depend upon the status of the owner and the activities of the pass-through entity. If you are not a U.S. person or are the owner of an interest in a pass-through entity that owns Fund shares, you should consult your tax adviser regarding the U.S. and foreign tax consequences of the ownership of Fund shares, including the applicable rate of U.S. withholding tax on dividends representing ordinary income and net short-term capital gains, and the applicability of U.S. gift and estate taxes.

Because everyone's tax situation is unique, you should consult your tax adviser regarding the treatment of distributions under the federal, state, and local tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, exchange, or redemption of your Fund shares.

                                       10.
                                  UNDERWRITERS

Lord Abbett Distributor LLC, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, New Jersey 07302-3973, serves as the exclusive underwriter for the Fund. The Fund has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to us its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor's judgment, a substantial distribution can be obtained by reasonable efforts.

                                       11.
                                   PERFORMANCE

The Fund computes the average annual compounded rates of total return during specified periods (i) before taxes, (ii) after taxes on Fund distributions, and
(iii) after taxes on Fund distributions and redemption, (or sale) of the Fund shares at the end of the measurement period. The Fund equates the initial amount invested to the ending (redeemable) value of such investment by adding one to the computed average annual total return, expressed as a percentage, (i) before taxes, (ii) after taxes on Fund distributions, and (iii) after-taxes on Fund distributions and redemption (or sale) of the Fund shares at the end of the measurement period, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars, which represents a hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all distributions (i) without the effect of taxes, (ii) less taxes due on such distributions, and (iii) less taxes due on such Fund distributions and a redemption of the Fund shares, on the reinvestment dates at prices calculated as stated in the Prospectus. The ending (redeemable) value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation and, in the case of after taxes on Fund distributions and a redemption of Fund shares, includes subtracting capital gains taxes resulting from the redemption and adjustments to take into account the tax benefit from any capital losses that may have resulted from the redemption.

In calculating total returns for Class Y shares no sales charge is deducted from the initial investment and the return is shown at net asset value. Total returns also assume that all dividends and capital gains distributions during the period are reinvested at net asset value per share, and that the investment is redeemed at the end of the period.

Using the computation methods described above the following table indicates the average annual compounded rates of total return on an initial investment of one thousand dollars as of October 31, 2001, for the Fund, for one year, five years, and life of Fund. The after-tax returns were calculated using the highest applicable individual federal marginal tax rates in effect on the reinvestment date. The rates used correspond to the tax character of each component of the distribution (e.g., the ordinary income rate for ordinary income distributions, the short-term capital gain rate for short-term capital gains distributions, and the long-term capital gain rate for long-term capital gains distributions). The tax rates may vary over the measurement period. Potential tax liabilities other than federal tax liabilities (e.g. state and local taxes) were disregarded, as were the effect of phaseouts of certain exemptions, deductions and credits at various income levels, and the impact of the federal alternative minimum income tax. Before and after tax returns are provided for Class C shares for the Fund, because Class Y shares have less than one year of performance. Actual after-tax returns will depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. A Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

                                    1 YEAR           5 YEAR                     LIFE OF FUND
                                    ------           ------                     ------------
All Value Fund - Class C
   Before Taxes                     -8.55%           11.93%                     13.19% (01/3/94)
Class C shares after
   Taxes on Distributions          -10.02%           10.31%                     11.82%
Class C shares after Taxes
   on Distributions and Sales
    of Fund shares                  -3.67%            9.31%                     10.63%

These figures represent past performance, and an investor should be aware that the investment return and principal value of a Fund's investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Therefore, there is no assurance that this performance will be repeated in the future.

The Fund may from time to time quote or otherwise use yield and total return information in advertisements, shareholder reports or sales literature. Thirty-day yield and average annual total return values are computed pursuant to formulas specified by the SEC. The Fund may also from time to time quote distribution rates in reports to shareholders and in sales literature. In addition, the Fund may from time to time advertise or describe in sales literature its performance relative to certain averages, performance rankings, indices, other information prepared by recognized mutual fund statistical services and investment for which reliable performance information is available.


                                       12.
                              FINANCIAL STATEMENTS

Not applicable